Rule 497(e)
                                             File Nos. 333-01153 and 811-07549


                            SCHWAB SELECT ANNUITY(R)

                         SUPPLEMENT DATED JULY 29, 2005
                   To the Prospectus dated May 1, 2005 for the
                        Variable Annuity-1 Series Account
                 of Great-West Life & Annuity Insurance Company

Dear Schwab Select Annuity(R) Contract Owner:

This letter is sent as a reminder of the liquidation of the Scudder VIT EAFE(R) Equity Index Fund - Class A Shares (the "liquidated Fund") as approved by the Board of Trustees of the Scudder VIT Investment Funds, Inc. As previously communicated to you, the redemption of outstanding shares and liquidation of the liquidated Fund occurred July 25, 2005 (the "Redemption Date").

As a result, any assets remaining in the Sub-Account of the liquidated Fund subsequent to the Redemption Date were directed to the Schwab Money Market(TM) Portfolio Sub-Account. A confirmation of the automatic transfer transaction was sent to you in the mail. Any orders for new Contributions and incoming Transfers into the Sub-Account of the liquidated Fund are not accepted. If you did not make a transfer of your account value in the Sub-Account of the liquidated Fund prior to the Redemption Date, any account value you had allocated as of that date was automatically transferred to the Schwab Money Market(TM) Portfolio Sub-Account.

Any Contract Owner utilizing the Automatic Contribution Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the liquidated Fund's Sub-Account should contact an annuity account representative immediately to make alternate arrangements. If you do not make alternate arrangements, allocations directed to the Sub-Account of the liquidated Fund will be directed to the Schwab Money Market(TM) Portfolio Sub-Account. A confirmation of the automatic transfer transaction will be sent to you in the mail.

You may elect to transfer your Variable Account Value in the Schwab Money Market(TM) Portfolio Sub-Account to the Sub-Account of another Portfolio by calling an annuity account representative at 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk(R) at 1-800-838-0650, option 1, or the website at www.schwab.com/annuities.

All other Portfolios in your Schwab Select Annuity(R) remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

 This Supplement must be accompanied by or read in conjunction with the current
                         Prospectus, dated May 1, 2005.

                Please keep this supplement for future reference.